UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2026

IMMIX BIOPHARMA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41159	45-4869378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11400 West Olympic Blvd., Suite 200

Los Angeles, CA 90064

(Address of principal executive offices)

(310) 651-8041

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b)of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	IMMX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 29, 2026, Immix Biopharma, Inc. (the “Company”) issued a press release announcing that across all forty-five relapsed/refractory light chain (“AL”) Amyloidosis patients enrolled in the Phase 2 NEXICART-2 clinical trial, NXC-201 has produced an 89% (40/45) complete response (“CR”) rate. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. In addition, the information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed an admission as to the materiality of any information in this Current Report.

Item 8.01 Other Events.

On September 29, 2026, the Company announced an update from the Phase 2 NEXICART-2 clinical trial, including positive results of an 89% (40/45) complete response (“CR”) rate across all forty-five relapsed/refractory AL Amyloidosis patients enrolled in the trial, as assessed by an independent review committee. Additionally, all twenty-five of the new relapsed/refractory AL Amyloidosis patients are either in CR or already minimum residual disease (“MRD”)- negative. To-date, all patients achieving MRD-negativity reached CR within one year of treatment. In four pending patients that are already MRD-negative, MRD-negativity in bone marrow predicts future CR, potentially increasing future CR rate up to 98% (44/45). No relapses have been observed to date for patients who reached CR or MRD-negativity. No neurotoxicity or enterocolitis has been observed to date. Safety data through August 4, 2026 has been generally consistent with previous safety data observed and reported in NEXICART-2 trial. NEXICART-2 is a fully enrolled, 45-patient multi-site U.S. Phase 2 clinical trial of sterically-optimized CAR-T NXC-201 in patients with relapsed/refractory AL Amyloidosis, with a registrational design. The NEXICART-2 final readout and BLA submission are planned in mid-2027.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains “forward-looking” statements within the meaning of the Securities Act, the Exchange Act and of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to statements relating to the MRD-negativity potentially increasing the future CR rate up to 98% ; NEXICART-2 final readout and BLA submission planned in 2027; the potential benefits of our product candidate NXC-201 and the timing and results related to clinical trials. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “continue,” “will,” “schedule,” and “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are predictions based on the Company’s current expectations and projections about future events and various assumptions, including without limitation regarding the timing and results of the Company’s clinical trials, and the regulatory landscape. Forward-looking statements are subject to risks and uncertainties that may cause the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties described herein, under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, its Quarterly Reports on Form 10-Q and other documents that the Company files from time to time with the SEC. The forward-looking statements in this Current Report speak only as of the date hereof, the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K:

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 29, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immix Biopharma, Inc.

Dated: September 29, 2026	/s/ Ilya Rachman
Ilya Rachman, Ph.D., M.D.
Chief Executive Officer